Exhibit 10.23

FIRST MODIFICATION OF BUSINESS LOAN AGREEMENT

This First Modification of Business Loan Agreement (“Modification”) is dated as of the 11th day of December, 2017, between FIRSTFORM, INC. and SPORTS FIELD HOLDINGS, INC. (the “Borrowers”) and GENLINK CAPITAL, LLC (the “Lender”).

RECITALS:

A.	The Lender and the Borrowers entered into a Business Loan Agreement dated July 14, 2016 (the “Agreement”) pursuant to which the Lender extended to the Borrowers a Loan in the principal sum $1,000,000.00 as evidenced by the Note.

B.	The Borrowers have requested that the Lender permit certain modifications to the Agreement as described below.

C.	The Lender has agreed to such modifications, but only upon the terms and conditions of this Modification.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein it is agreed:

1.	All terms not otherwise defined in this Modification shall have the meaning given to such term in the Agreement.

2.	Contemporaneously with the execution of this Modification, the Borrowers shall pay to the Lender, in the form of immediately available funds, a modification fee of $10,000.00.

3.	The affirmative covenant titled “Financial Statements” is deleted in its entirety and the following is substituted in lieu thereof:

Financial Statements. Furnish Lender (a) within One Hundred Fifty (150) days after Borrowers’ fiscal year end, with a copy of the financial statements (including a balance sheet, income statement and statement of cash flows) of Borrowers’ for the preceding fiscal year, prepared by an independent certified public accountant acceptable to Lender, (b) within Thirty (30) days after each month end, with a copy of Borrowers’ internally prepared financial statements for the preceding month, including a balance sheet, income statement, and statement of cash flows, (c) within Ten (10) days after each month end, (i) an aging analysis of all of Borrowers’ accounts receivable, accounts payable, and retainer aging, and (ii) a Job Progress Report as of the end of the preceding month, all in form and detail satisfactory to Lender, (d) within Forty-five (45) days of filing, but in no event later than October 31 of each year, with a copy of the Borrowers’ income tax returns as filed with the Internal Revenue Service, and (e) with such financial statements and other related information (including, without limitation, cash flow projections) at such frequencies and in such detail as Lender may reasonably request.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified as being true and correct.

4.	Except as modified by this Modification, all the terms and conditions of the Agreement, as amended, shall remain unchanged and in full force and effect.

5.	This Modification may be executed in one or more identical counterparts, which, when executed by all parties, shall constitute one and the same agreement.

6.	The Agreement, as amended, embodies the entire agreement and understanding between the Borrowers and the Lender with respect to the subject matter thereof and supercedes all prior agreements and understandings among such parties with respect to the subject matters thereof.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

BORROWERS ACKNOWLEDGE RECEIPT OF A COPY OF THIS MODIFICATION TO BUSINESS LOAN AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

BORROWERS:		LENDER:

FIRSTFORM, INC.		GENLINK CAPITAL, LLC

By	/s/ Jeromy Olson	By	/s/ Jeremy Rasmussen
	Jeromy Olson, its CEO		Jeremy Rasmussen, Director
SPORTS FIELD HOLDINGS, INC.

By	/s/ Jeromy Olson
Jeromy Olson, its CEO